UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2016

Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 on Form 8/K (“Amendment No. 2”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Symantec Corporation (“Symantec”) on August 1, 2016, as amended by the Current Report on Form 8-K/A filed by the Company on October 5, 2016 (“Amendment No. 1”). The Original 8-K and Amendment No. 1 were filed in connection with the completion of the Company’s acquisition of Blue Coat, Inc. (“Blue Coat”). This Amendment No. 2 is being filed to update the unaudited pro forma financial information relating to the acquisition of Blue Coat previously provided in Amendment No. 1.
Item 9.01. Financial Statements and Exhibits
(b)    Pro Forma Financial Information
The Company’s unaudited Pro Forma Condensed Combined Financial Statements for the nine months ended December 30, 2016 and January 1, 2016, and the notes related thereto are filed as Exhibit 99.01 to this amendment and are incorporated in their entirety herein by reference.
(d)    Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Unaudited Pro Forma Condensed Combined Financial Statements of Symantec for the nine months ended December 30, 2016 and January 1, 2016, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Date: February 3, 2017	By:	/s/ Nicholas R. Noviello
Nicholas R. Noviello Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.01	Unaudited Pro Forma Condensed Combined Financial Statements of Symantec for the nine months ended December 30, 2016 and January 1, 2016, and the notes related thereto.